UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE INTERNATIONAL VALUE FUND

FORM N-Q

JULY 31, 2014

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	SHARES	VALUE
COMMON STOCKS - 95.6%
CONSUMER DISCRETIONARY - 8.9%
Automobiles - 2.4%
Daimler AG, Registered Shares	45,080	$3,734,799	(a)
Toyota Motor Corp.	75,179	4,447,472	(a)

Total Automobiles		8,182,271

Hotels, Restaurants & Leisure - 2.8%
Carnival PLC	134,046	4,841,161	(a)
OPAP SA	289,580	4,724,022	(a)

Total Hotels, Restaurants & Leisure		9,565,183

Media - 1.0%
WPP PLC	163,400	3,251,031	(a)

Multiline Retail - 0.9%
Myer Holdings Ltd.	1,401,428	2,942,795	(a)

Specialty Retail - 0.7%
Tom Tailor Holding AG	132,440	2,565,398	*(a)

Textiles, Apparel & Luxury Goods - 1.1%
Anta Sports Products Ltd.	2,186,260	3,598,324	(a)

TOTAL CONSUMER DISCRETIONARY		30,105,002

CONSUMER STAPLES - 7.3%
Beverages - 0.8%
C&C Group PLC	477,314	2,706,044	(a)

Food Products - 6.5%
Aryzta AG	38,940	3,523,617	(a)
Corbion NV	127,030	2,421,444	(a)
Danone SA	50,317	3,634,089	(a)
Marine Harvest ASA	481,123	6,556,756	(a)
Nestle SA, Registered Shares	81,380	6,041,333	(a)

Total Food Products		22,177,239

TOTAL CONSUMER STAPLES		24,883,283

ENERGY - 7.9%
Energy Equipment & Services - 1.7%
Lamprell PLC	2,236,860	5,704,750	*(a)

Oil, Gas & Consumable Fuels - 6.2%
BP PLC	618,839	5,055,078	(a)
Cairn Energy PLC	593,441	1,759,951	*(a)
Canadian Natural Resources Ltd.	109,860	4,788,963
Gazprom OAO, ADR	87,530	642,541	(a)
Gazprom OAO, ADR	483,130	3,541,343
Total SA	82,544	5,324,589	(a)

Total Oil, Gas & Consumable Fuels		21,112,465

TOTAL ENERGY		26,817,215

FINANCIALS - 21.8%
Banks - 12.3%
Banca Monte dei Paschi di Siena SpA	2,132,184	3,857,213	*(a)
Banco Latinoamericano de Comercio Exterior SA	57,570	1,709,253
Banco Santander SA	590,673	5,936,220	(a)
Barclays PLC	1,627,253	6,166,101	(a)
BNP Paribas SA	50,940	3,359,296	(a)
Erste Bank der Oesterreichischen Sparkassen AG	130,358	3,342,891	(a)
HSBC Holdings PLC	320,250	3,428,380	(a)
Lloyds TSB Group PLC	2,196,920	2,736,188	*(a)
Standard Chartered PLC	165,278	3,428,905	*(a)
Sumitomo Mitsui Financial Group Inc.	151,253	6,192,107	(a)
Turkiye Garanti Bankasi AS	401,840	1,644,481	*(a)

Total Banks		41,801,035

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	SHARES	VALUE
Capital Markets - 3.2%
Daiwa Securities Group Inc.	484,410	$4,080,129	*(a)
Korea Investment Holdings Co., Ltd.	43,846	1,969,844	*(a)
UBS AG, Registered Shares	271,981	4,671,056	(a)

Total Capital Markets		10,721,029

Diversified Financial Services - 0.7%
Grupo BTG Pactual	161,640	2,519,268	*

Insurance - 4.2%
Aviva PLC	506,340	4,282,490	(a)
AXA SA	296,396	6,787,811	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	14,010	2,980,428	(a)

Total Insurance		14,050,729

Real Estate Management & Development - 1.4%
GAGFAH SA	271,500	4,757,321	*(a)

TOTAL FINANCIALS		73,849,382

HEALTH CARE - 5.4%
Health Care Providers & Services - 1.5%
Rhoen-Klinikum AG	158,960	4,936,972	(a)

Pharmaceuticals - 3.9%
Bayer AG, Registered Shares	24,560	3,252,620	(a)
H. Lundbeck A/S	149,750	3,430,038	(a)
Teva Pharmaceutical Industries Ltd., ADR	123,780	6,622,230

Total Pharmaceuticals		13,304,888

TOTAL HEALTH CARE		18,241,860

INDUSTRIALS - 17.3%
Aerospace & Defense - 2.9%
Bombardier Inc., Class B Shares	638,530	2,184,360
Qinetiq Group PLC	1,059,300	3,679,946	(a)
Safran SA	64,960	3,804,620	(a)

Total Aerospace & Defense		9,668,926

Building Products - 4.4%
LIXIL Group Corp.	177,562	4,324,075	(a)
Noritz Corp.	209,464	4,125,680	(a)
Tarkett SA	98,860	3,165,132	(a)
Wienerberger AG	209,670	3,139,084	(a)

Total Building Products		14,753,971

Commercial Services & Supplies - 3.0%
G4S PLC	780,290	3,304,642	*(a)
Shanks Group PLC	2,193,070	3,987,578	(a)
Séché Environnement	92,547	2,876,226	(a)

Total Commercial Services & Supplies		10,168,446

Electrical Equipment - 1.7%
Saft Groupe SA	160,278	5,910,920	(a)

Industrial Conglomerates - 1.4%
Orkla ASA	532,470	4,823,356	(a)

Marine - 0.7%
AP Moller - Maersk A/S	1,071	2,487,745	(a)

Professional Services - 3.2%
Adecco SA	57,210	4,274,961	(a)

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	SHARES	VALUE
Professional Services - 3.2% (continued)
Teleperformance	92,420	$6,405,142	(a)

Total Professional Services		10,680,103

TOTAL INDUSTRIALS		58,493,467

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 1.7%
Telefonaktiebolaget LM Ericsson, Class B Shares	474,070	5,892,573	(a)

Electronic Equipment, Instruments & Components - 4.5%
Hitachi Ltd.	977,880	7,612,648	(a)
Hoya Corp.	115,529	3,755,907	(a)
LG Display Co., Ltd., ADR	237,660	3,861,975	*

Total Electronic Equipment, Instruments & Components		15,230,530

IT Services - 4.7%
Accenture PLC, Class A Shares	56,880	4,509,446
Amadeus IT Holding SA, Class A Shares	55,170	2,169,694	(a)
Indra Sistemas SA	333,970	5,146,554	(a)
Travelsky Technology Ltd., Class H Shares	4,602,940	4,165,831	(a)

Total IT Services		15,991,525

TOTAL INFORMATION TECHNOLOGY		37,114,628

MATERIALS - 12.5%
Chemicals - 4.1%
Akzo Nobel NV	85,500	6,163,409	(a)
Incitec Pivot Ltd.	1,884,391	5,168,502	(a)
Wacker Chemie AG	23,420	2,718,465	(a)

Total Chemicals		14,050,376

Construction Materials - 1.6%
HeidelbergCement AG	73,590	5,482,636	(a)

Metals & Mining - 6.0%
Anglo American PLC	123,728	3,316,097	*(a)
Norsk Hydro ASA	836,720	4,944,927	*(a)
Rio Tinto Ltd.	55,880	3,405,552	*(a)
ThyssenKrupp AG	189,470	5,365,784	*(a)
Voestalpine AG	73,080	3,214,220	(a)

Total Metals & Mining		20,246,580

Paper & Forest Products - 0.8%
Duratex SA	726,086	2,678,717

TOTAL MATERIALS		42,458,309

TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
Koninklijke KPN NV	1,632,310	5,187,085	*(a)
KT Corp.	97,966	3,164,976	*(a)

TOTAL TELECOMMUNICATION SERVICES		8,352,061

UTILITIES - 1.1%
Multi-Utilities - 1.1%
GDF Suez	141,330	3,620,856	*(a)

TOTAL COMMON STOCKS (Cost - $273,986,552)		323,936,063

PREFERRED STOCKS - 1.0%
FINANCIALS - 1.0%
Banks - 1.0%
Itau Unibanco Banco Multiple SA, ADR (Cost - $2,622,053)	224,243	3,453,342

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $276,608,605)		327,389,405

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 6.1%
Repurchase Agreements - 6.1%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 7/31/14 with RBS Securities Inc.; Proceeds at maturity - $15,182,290; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 1/15/15 to 2/15/40; Market value - $15,485,915)	0.050%	8/1/14	$15,182,269	$15,182,269

Interest in $547,026,000 joint tri-party repurchase agreement dated 7/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity - $5,536,745; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/24 to 11/15/40; Market value - $5,702,833)	0.090%	8/1/14	5,536,731	5,536,731

TOTAL SHORT-TERM INVESTMENTS (Cost - $20,719,000)				20,719,000

TOTAL INVESTMENTS - 102.7% (Cost - $297,327,605#)				348,108,405
Liabilities in Excess of Other Assets - (2.7)%				(9,236,961)

TOTAL NET ASSETS - 100.0%				$338,871,444

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

Summary of Investments by Country **

France	12.9%
United Kingdom	13.7
Germany	10.3
Japan	9.9
Switzerland	5.3
Norway	4.7
Netherlands	4.0
Spain	3.8
Australia	2.3
Austria	2.8
United States	2.7
South Korea	2.6
Brazil	2.5
China	2.2
Canada	2.0
Israel	1.9
Denmark	1.7
Sweden	1.7
United Arab Emirates	1.6
Greece	1.4
Russia	1.2
Italy	1.1
Ireland	0.8
Panama	0.5
Turkey	0.5
Short - Term Investments	5.9

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge International Value Fund (formerly ClearBridge International All Cap Opportunity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Energy	$8,330,306	$18,486,909	—	$26,817,215
Financials	4,228,521	69,620,861	—	73,849,382
Health care	6,622,230	11,619,630	—	18,241,860
Industrials	2,184,360	56,309,107	—	58,493,467
Information technology	8,371,421	28,743,207	—	37,114,628
Materials	2,678,717	39,779,592	—	42,458,309
Other common stocks	—	66,961,202	—	66,961,202
Preferred stocks	3,453,342	—	—	3,453,342

Total long-term investments	$35,868,897	$291,520,508	—	$327,389,405

Short-term investments†	—	20,719,000	—	20,719,000

Total investments	$35,868,897	$312,239,508	—	$348,108,405

†	See Schedule of Investments for additional detailed categorizations.

For the period ended July 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At July 31, 2014, securities valued at $291,520,508 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$61,901,570
Gross unrealized depreciation	(11,120,770)

Net unrealized appreciation	$50,780,800

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At July 31, 2014, the Fund did not have any derivative instruments outstanding.

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy) †	$154,174

†	At July 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: September 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: September 24, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: September 24, 2014